UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: January 20, 2006
Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor
New York, New York	10005

(Address of Principal Executive Offices)	(Zip Code)
     Registrant’s telephone number, including area code: (212) 859-7000
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE
EX-99.1: PRESS RELEASE

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On January 23, 2006, Assurant, Inc. issued a press release entitled “Assurant CEO J. Kerry Clayton to Retire; Robert B. Pollock , President, Named CEO and Appointed Director Effective March 17 , 2006.” The text of the press release, which is attached hereto at Exhibit 99.1, is incorporated by reference into this Item.

Exhibit

99.1	Press Release dated January 23, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.
Date: January 23, 2006	By:	/s/ Raj Dave
		Name:	Raj Dave

		Title:	Vice President and Assistant General Counsel